UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2014

Starwood Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-34436 (Commission File Number)	27-0247747 (IRS Employer Identification No.)

591 West Putnam Avenue Greenwich, CT	06830
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number,
including area code:
(203) 422-7700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                        Regulation FD Disclosure.

On January 21, 2014, Starwood Property Trust, Inc. (“STWD”) issued a press release updating the estimate of Starwood Waypoint Residential Trust’s (“SWAY’s”) book value per common share in connection with STWD’s spin-off of SWAY (the “Spin-off”). A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

In addition, an investor presentation relating to the Spin-off is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information in this Current Report, including the exhibits hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless it is specifically incorporated by reference therein.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release, dated January 21, 2014.

99.2 Investor Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARWOOD PROPERTY TRUST, INC.

Dated: January 21, 2014	By:	/s/ Andrew J. Sossen
	Name:	Andrew J. Sossen
	Title:	Chief Operating Officer and General Counsel

Exhibit Index

99.1	Press Release, dated January 14, 2014.
99.2	Investor Presentation.